                                                   Deutsche Asset Management

                                                        Mutual Fund
                                                           Annual Report
                                                              September 30, 2000



Micro Cap

Formerly Morgan Grenfell Microcap Fund





                                                        A Member of the
                                                        Deutsche Bank Group [/]

Micro Cap
------------------------------------------------------------------------------
Table of Contents



       Letter to Shareholders....................  3

       Micro Cap
         Schedule of Investments.................  8
         Statement of Assets and Liabilities.....  9
         Statement of Operations................. 10
         Statements of Changes in Net Assets..... 11
         Financial Highlights.................... 12
         Notes to Financial Statements........... 14
         Report of Independent Accountants....... 17
         Tax Information......................... 17


                            -----------------------

The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.

                            -----------------------




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                                       2

Micro Cap
------------------------------------------------------------------------------
Letter to Shareholders

Deutsche Asset Management's Micro Cap (formerly the Morgan Grenfell Microcap Fund, the "Fund") outperformed its benchmark for the twelve months ended September 30, 2000, particularly noteworthy given the extremely high volatility in the smaller capitalization US equity market during this time period. The Fund had a total return of 64.49%/1/ for the annual period, as compared to 23.39% for the Russell 2000 Index.

Market Review
A theme of "volatility and reversal" dominated the smaller cap equity market, as well as the broader equity markets.

Overall, the fourth calendar quarter of 1999 experienced significant strength in the equities markets, as the US economy remained robust with few signs of inflation. There continued to be tight labor markets, but productivity stayed strong. Economic momentum also continued to build around the world. However, the equities market strength was relatively narrow and confined primarily to the technology and telecommunications sectors across all capitalizations.

January 2000 began with weakness in the broader markets, as investors looked toward a number of possible Federal Reserve Board interest rate increases in the first half of the year 2000 following a robust fourth quarter and holiday selling season. Following this short-lived early weakness, the smaller cap market resumed its strength, narrowly confined to technology, telecommunications and select biotechnology issues where revenue and earnings growth was expected to continue despite rising interest rates. In February, there was a sell off of such "Old Economy" sectors as manufacturing and other cyclical industries; however, the "New Economy" sectors--technology, telecommunications and biotechnology--continued to do well, boosting the Russell 2000 Index overall. The small cap market pulled back in March, ending the month down 6.6%, as the mid and large cap markets reasserted themselves.

The first half of the second calendar quarter continued the sell-off that began mid-March. The divergent sentiment toward "Old Economy" vs. "New Economy" sectors continued. In addition, the near-certain prospect of higher interest rates and the subsequent gradual slowdown in economic growth, combined with a modest pickup in inflation, negatively affected the broad US equity markets. For several reasons, the smaller cap market performed well during the second half of the second quarter. Inflation fears subsided somewhat. Optimism arose that the Federal Reserve Board could engineer a "soft landing" for the US economy after a number

                                                     Cumulative Total Returns           Average  Annual Total Returns
                                            Past          Past          Since      Past          Past           Since
   Periods ended September 30, 2000       1 year       3 years      inception    1 year       3 years       inception
   Micro Cap Institutional Class/1/
     (inception 12/18/96)                  64.49%      104.20%     177.30%        64.49%       26.87%        30.94%
   Russell 2000 Index/2/                   23.39%       18.98%      50.63%/4/     23.39%        5.96%        11.54%/4/
   Lipper SmallCap Growth Average/3/       56.57%       76.15%     116.85%/4/     56.57%       19.78%        22.06%/4/
-------------------------------------------------------------------------------------------------------------------------
                                                     Cumulative Total Returns           Average  Annual Total Returns
                                            Past          Past          Since      Past          Past           Since
   Periods ended September 30, 2000       1 year       3 years      inception    1 year       3 years       inception
   Micro Cap Investment Class/1/
     (inception 8/21/97)                   63.87%      102.92%     126.81%        63.87%       26.60%        30.12%
   Russell 2000 Index/2/                   23.39%       18.98%      27.69%/4/     23.39%        5.96%         8.25%/4/
   Lipper SmallCap Growth Average/3/       56.57%       76.15%      90.57%/4/     56.57%       19.78%        22.20%/4/
-------------------------------------------------------------------------------------------------------------------------

-----------------
/1/Past performance is not indicative of future results. Market volatility can significantly impact short term performance. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/The Russell 2000 Index is an unmanaged capitalization weighted index that is comprised of 2000 of the smallest stocks in the Russell 3000 Index. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/Benchmark returns are for the periods beginning December 31, 1996, for the Institutional Class and August 31, 1997, for the Investment Class.




------------------------------------------------------------------------------

Micro Cap
------------------------------------------------------------------------------
Letter to Shareholders

of interest rate increases. And finally, earnings growth estimates remained strong. The health care and energy sectors led performance for the quarter, but negative returns in technology and several other sectors pushed the Russell 2000 Index into negative territory for the three-month period.

The third quarter of 2000 proved to be difficult for stocks across all market capitalizations. Concerns about rising energy prices, a weak euro, a slowing US economy and how these factors would affect company revenues and earnings caused stocks to yo-yo. In the smaller cap market, the quarter began with a very brief upswing in July, as inflationary fears subsided and the Fed opted not to increase interest rates. However, upward momentum reversed mid-July, as profit warnings started an overall technology decline that carried over to the rest of the US equities markets. August saw a turnaround, as the smaller cap market trended upward with less intra-day volatility. Primarily driven by data showing the US economy coming into better balance, with demand moderating and productivity rising, the Fed once again refrained from raising interest rates. September brought concerns about rising oil prices and revenue and earnings weakness. The smaller cap market trended downward for the month with higher intra-day volatility. Although negative returns from technology and producer durables detracted, positive returns from health care, financial services and energy contributed to the smaller cap market's outperformance of large caps for the quarter.

Investment Strategy

The Fund's weighted average market cap on September 30, 2000 was $486.1 million, and the weighted median market cap was $428.4 million. The destinies of micro cap stocks are primarily controlled by the entrepreneurship of company management, the execution of strategic business plans, and the particular product or service they offer. Our ability to select individual stocks was key to our outperformance of the Russell 2000 Index throughout the volatile reporting period. For example, among the Fund's best performers during the annual period were Cell Genesys Inc., Horizon Offshore Inc., Photon Dynamics Inc., Isle of Capri Casinos, Costar Group Inc., and Zoll Medical.

Two additional factors that bolstered Fund performance were our concentration in a relatively limited number of names in the portfolio while staying broadly diversified (61 holdings as of September 30, 2000) and, at the same time, our positioning across economic sectors.

In the fourth quarter of 1999, the Fund was overweight in two of the best performing sectors, technology and health care. The energy sector was a top performer in the first quarter of 2000 on the back of higher oil prices, and the Fund's overweight position there, particularly in certain exploration and production companies and oil service companies, also boosted Portfolio returns. Technology and health care continued to be winning sectors during these months, and the Fund remained overweight there as well. While we remained overweighted in technology during the second half of the fiscal year when this sector underperformed, we reduced the Fund's technology holdings somewhat. We also increased the Fund's positions in the two best performing sectors during this period, the energy and health care sectors. Also having a positive impact on relative performance were underweight positions in the underperforming financials sector during the first half of the year and in the producer durables and transportation sectors during the second half.

One more factor that continued to help fuel performance was takeovers of several companies in the Fund's portfolio, as corporate America and others recognized value in these less well-known micro cap companies.

Manager Outlook

Our long-term outlook for the equity markets in general is favorable. Moderating economic growth, contained inflationary pressures, high labor productivity, and strong smaller cap profit estimates all contribute to our overall favorable outlook for the smaller cap equities market in particular.

Still, there are several risks to the equities markets in general, including the smaller cap market, over the rest of the year. These include valuation risk in NASDAQ stocks, uncertainty over oil prices and higher overall energy costs, and the SEC's new Regulation Full Disclosure (Reg FD), which could mean lower overall market multiples as a result of less predictability of company earnings. Earnings disappointments and valuations continue to present the primary investment risk. However, we expect superior earnings growth to be the key driver of smaller companies' potential outperformance ahead.

Although we anticipate future periods of volatility in the marketplace while global and domestic economic and political events run their courses, we remain optimistic regarding our opportunities to find micro cap stocks that we believe are both bargains in a broader universe of stocks and winners early in their growth cycle. We also believe that the vibrant US economy now in its tenth year of expansion, with its high level of entrepreneurial activity and venture capital backing, should continue to serve as a fertile breeding ground for many attractive investment opportunities as early stage private companies shift to public ownership.



------------------------------------------------------------------------------

------------------------------------------------------------------------------

Given the recent high volatility in the stock market, it is important to keep in mind that we remain disciplined in our process, and we continue to:
 . focus on micro cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future/1/ . focus on individual stock selection with the goal of providing value-added performance relative to the universe of nearly 5,000 very small US companies
 . use extensive and intensive fundamental research to seek companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources, and
 . strictly adhere to our sell discipline seeking to reduce exposure to stocks with diminished appreciation potential.

As always, our primary objective is to provide capital appreciation for our shareholders. We thank you for your continued support of Micro Cap.


/s/ Audrey M. T. Jones

/s/ John P. Callaghan

/s/ Doris R. Klug

Audrey M. T. Jones, John P. Callaghan and Doris R. Klug
Portfolio Managers of Micro Cap
September 30, 2000


-----------
/1/The Fund defines the micro capitalization equity universe as the bottom 5% of the total domestic equity market capitalization, using a minimum market capitalization of $10 million. It is important to note that while investment in smaller, less seasoned companies may present more opportunities for growth, they also involve greater risks--particularly in the short term--than customarily associated with more established companies. Securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. Additional risks of investing in a fund of this type, which invests in newly emerging companies, include the potential erratic earnings patterns, competitive conditions in the industry, limited earnings history, and reliance on one or a limited number of products.




------------------------------------------------------------------------------

Micro Cap
------------------------------------------------------------------------------
Performance Comparison


 MICROCAP INSTITUTIONAL/2/ CLASS, RUSSELL 2000 INDEX
 AND LIPPER SMALL CAP GROWTH AVERAGE
 GROWTH OF A $250,000 INVESTMENT (SINCE DECEMBER 18, 1996)/1/


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


             Micro Cap
           Institutional   Lipper Small Cap       Russell
               Class        Growth Average      2000 Index

 12/31/96     250,000          250,000            250,000
 10/31/97     315,500          296,600            310,767
 10/31/98     258,194          242,737            273,973
  9/30/99     421,451          325,000            313,425
  9/30/00     693,250          542,125            376,575

     Average Annual Total Return for the Periods Ended September 30, 2000.

                   1 year 64.49%.  Since 12/18/96/1/ 30.94%.

------------------------------------------------------------------------------
/1/The Fund's inception date.
/2/On February 28, 2000, the Institutional Shares were renamed the Institutional
   Class.
Past performance is not indicative of future results. The Funds' recent performance was achieved during favorable market conditions that may not be sustained. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.

The Russell 2000 Index is an unmanaged capitalization weighted index that is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Lipper Small Cap Growth Average is made up of funds that invest primarily in companies with a market capitalization of less than $300 million at the time of purchase.

Benchmark returns are for the period beginning December 31, 1996.



------------------------------------------------------------------------------

Micro Cap
------------------------------------------------------------------------------
Performance Comparison



 MICROCAP INVESTMENT/2/ CLASS, RUSSELL 2000 INDEX
 AND LIPPER SMALL CAP GROWTH AVERAGE
 GROWTH OF A $10,000 INVESTMENT (SINCE AUGUST 21, 1997)/1/


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


             Micro Cap
            Investment     Lipper Small Cap       Russell
               Class        Growth Average      2000 Index

  8/31/97     10,000           10,000              10,000
 10/31/97     10,128           11,864              10,261
 10/31/98      8,264            9,709               9,046
  9/30/99     13,496           13,000              10,349
  9/30/00     22,681           19,057              12,769



     Average Annual Total Return for the Periods Ended September 30, 2000.

                    1 year 63.87%.  Since 8/21/97/1/ 30.12%.


------------------------------------------------------------------------------
/1/The Fund's inception date.
/2/On February 28, 2000, the Service Shares were renamed the Investment Class. Past performance is not indicative of future results. The Funds' recent performance was achieved during favorable market conditions that may not be sustained. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.

The Russell 2000 Index is an unmanaged capitalization weighted index that is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Lipper Small Cap Growth Average is made up of funds that invest primarily in companies with a market capitalization of less than $300 million at the time of purchase.

Benchmark returns are for the period beginning August 31, 1997.


------------------------------------------------------------------------------

Micro Cap
------------------------------------------------------------------------------
Schedule of Investments September 30, 2000


    Shares   Security                                 Value
             COMMON STOCKS - 89.8%

             CAPITAL GOODS - 0.8%
     7,200   Measurement  Specialities,
              Inc.*...........................  $   347,400
                                                -----------
             CONSUMER - 9.2%
    28,300   Christopher & Banks Corp.*.......    1,100,163
    11,000   Coldwater Creek, Inc.*...........      297,000
    17,000   Fred's, Inc......................      381,437
    26,600   Genesco, Inc.*...................      450,538
    20,250   RARE Hospitality International,
              Inc.*...........................      412,594
    22,400   Sharper Image Corp.*.............      394,800
    44,200   Tuesday Morning Corp.*...........      345,312
    28,000   Vans, Inc.*......................      430,500
                                                -----------
                                                  3,812,344
                                                -----------
             CREDIT SENSITIVE - 5.9%
    60,000   BankUnited  Financial Corp.,
              Class A*........................      442,500
    10,000   CoStar Group, Inc.*..............      370,000
    11,700   Dime Community Bancshares........      289,575
     4,000   E'Town Corp......................      267,500
    21,900   Engle Homes, Inc.................      340,819
    31,500   The InterCept Group, Inc.*.......      734,344
                                                -----------
                                                  2,444,738
                                                -----------
             ENERGY - 8.6%
    45,400   Callon Petroleum Co.*............      717,887
    26,500   Chieftain International, Inc.*...      548,219
     7,300   Dril-Quip, Inc.*.................      291,088
    21,000   Evergreen Resources, Inc.*.......      729,750
    39,400   Horizon Offshore, Inc.*..........      694,425
    38,900   Unit Corp.*......................      573,775
                                                -----------
                                                  3,555,144
                                                -----------
             HEALTHCARE - 24.4%
    28,100   Accredo Health, Inc.*............    1,373,388
    22,100   Aradigm Corp.*...................      506,919
    14,400   Cell Genesys, Inc.*..............      432,000
    23,500   Coventry Health Care, Inc.*......      355,438
     5,800   Discovery Partners
              International*..................      117,813
   112,300   Nabi*............................      786,100
    18,900   NeoRx Corp.*.....................      463,050
    18,600   Neose Technologies, Inc.*........      899,775
    26,000   Province Healthcare Co.*.........    1,038,375
    20,600   RehabCare Group, Inc.*...........      875,500
     4,700   SonoSite, Inc.*..................       87,831
    13,200   SurModics, Inc.*.................      722,700
     9,600   Vical, Inc.*.....................      248,400
   122,200   XOMA Ltd.*.......................    1,764,262
     8,600   Zoll Medical Corp.*..............      419,250
                                                -----------
                                                 10,090,801
                                                -----------

    Shares   Security                                 Value
             Process Industries - 1.8%
     7,500   Pope & Talbot, Inc...............  $   107,344
    19,800   Universal Compression
              Holdings, Inc.*.................      612,562
                                                -----------
                                                    719,906
                                                -----------
             SERVICE COMPANIES - 4.3%
    14,000   Avert, Inc.*.....................      280,000
    38,600   Globecomm Systems, Inc.*.........      496,975
    24,900   MCSi, Inc.*......................      837,262
    23,100   Startec Global Communications
              Corp.*..........................      137,156
                                                -----------
                                                  1,751,393
                                                -----------
             TECHNOLOGY - 30.9%
    61,100   Ansoft Corp.*....................      809,575
    47,400   Applied Films Corp.*.............    1,285,725
    60,000   Avid Technology, Inc.*...........      840,000
    25,500   Avistar Communications Corp.*....      172,125
    27,400   ClickAction, Inc.*...............      250,025
    17,150   CyberOptics Corp.*...............      314,059
    30,300   Merix Corp.*.....................    1,963,819
    25,100   Nanometrics, Inc.*...............    1,341,281
    19,600   Photon Dynamics, Inc.*...........      739,900
   128,400   Read-Rite Corp.*.................    1,444,500
    44,500   Secure Computing Corp.*..........    1,159,781
    36,200   SkillSoft Corp.*.................      665,175
    15,900   Supertex, Inc.*..................      800,962
     3,700   TTM Technologies, Inc.*..........       86,950
    40,000   ValiCert, Inc.*..................      700,000
     3,700   Zoran Corp.*.....................      180,375
                                                -----------
                                                 12,754,252
                                                -----------
             TRANSPORTATION - 3.9%
    10,500   Atlantic  Coast Airlines
              Holdings, Inc.*.................      337,969
    28,500   Innovative Solutions and
              Support, Inc.*..................      488,062
    50,100   Isle of Capri Casinos, Inc.*.....      776,550
                                                -----------
                                                  1,602,581
                                                -----------
   Total Investments
    (Cost $26,772,715)..............  89.8%      37,078,559
   Other Assets in Excess
    of Liabilities..................  10.2        4,218,696
                                     -----      -----------
   Net Assets....................... 100.0%     $41,297,255
                                     =====      ===========


------------------------------------------
*Non - income producing security







See Notes to Financial Statements.
------------------------------------------------------------------------------

Micro Cap
------------------------------------------------------------------------------
Statement of Assets and Liabilities


                                                               Sept. 30, 2000

Assets
   Investments at value (cost $26,772,715)......................  $37,078,559
   Cash.........................................................    5,248,633
   Receivable for securities sold...............................      712,835
   Receivable for shares of beneficial interest subscribed......      464,631
                                                                  -----------
Total Assets....................................................   43,504,658
                                                                  -----------
Liabilities
   Due to administrator.........................................       14,129
   Due to advisor...............................................       22,743
   Payable for securities purchased.............................    2,095,014
   Accrued expenses and other liabilities.......................       75,517
                                                                  -----------
Total Liabilities...............................................    2,207,403
                                                                  -----------
Net Assets......................................................  $41,297,255
                                                                  -----------

Composition of Net Assets
   Paid-in capital..............................................  $28,157,621
   Accumulated net realized gains on investments................    2,833,790
   Net unrealized appreciation on investments...................   10,305,844
                                                                  -----------
Net Assets......................................................  $41,297,255
                                                                  ===========
Net Asset Value, Offering and Redemption Price Per Share
   (Net assets divided by shares outstanding)
   Institutional class/1/.......................................  $     24.52
                                                                  ===========
   Investment class/2/..........................................  $     24.36
                                                                  ===========

------------------------------------------------------------------------------
/1/Net asset value, redemption price and offering price per share (based on net assets of $36,744,912 and 1,498,744 shares outstanding at September 30, 2000 and $0.001 par value, unlimited number of shares authorized). On February 28, 2000 the Institutional Shares were renamed the Institutional Class.
/2/Net asset value, redemption price and offering price per share (based on net assets of $4,552,343 and 186,866 shares outstanding at September 30, 2000 and $0.001 par value, unlimited number of shares authorized). On February 28, 2000 the Service Shares were renamed the Investment Class.





See Notes to Financial Statements.
------------------------------------------------------------------------------

Micro Cap
------------------------------------------------------------------------------
Statement of Operations

                                                                       For the
                                                                    year ended
                                                                Sept. 30, 2000

Investment Income
   Dividends.................................................      $    54,169
   Interest..................................................          158,476
                                                                   -----------
Total Investment Income......................................          212,645
                                                                   -----------
Expenses
   Investment advisory fees..................................          443,507
   Administration fees.......................................           65,048
   Professional fees.........................................           59,394
   Custody fees..............................................           49,564
   Printing fees.............................................           26,780
   Registration and filing fees..............................           24,125
   Trustees' fees and expenses...............................            9,348
   Service plan fees.........................................            7,815
   Miscellaneous expenses....................................            4,015
                                                                   -----------
Total Expenses...............................................          689,596
Less: Fee Waivers or Expense Reimbursements..................         (238,728)
                                                                   -----------
Net Expenses.................................................          450,868
                                                                   -----------
Expenses in Excess of Income.................................         (238,223)
                                                                   -----------
Realized and Unrealized Gain on Investments
   Net realized gain from investment
    transactions.............................................        5,856,543
   Net change in unrealized
    appreciation/depreciation on
    investments..............................................        8,037,034
                                                                   -----------
Net Realized and Unrealized Gain on
 Investments.................................................       13,893,577
                                                                   -----------
Net Increase in Net Assets from Operations...................      $13,655,354
                                                                   ===========



See Notes to Financial Statements.
------------------------------------------------------------------------------

Micro Cap
------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                     For the    For the eleven          For the
                                                  year ended      months ended       year ended
                                              Sept. 30, 2000    Sept. 30, 1999    Oct. 31, 1998
Increase (Decrease) in Net Assets:
Operations:
   Expenses in excess of income..............   $   (238,223)      $  (161,813)     $   (70,160)
   Net realized gain (loss) from investment
    transactions.............................      5,856,543         2,901,017       (1,303,092)
   Net change in unrealized appreciation/
    depreciation on investments..............      8,037,034         5,015,840       (3,151,030)
                                                ------------       -----------      -----------
Net Increase in Net Assets from Operations...     13,655,354         7,755,044       (4,524,282)
                                                ------------       -----------      -----------
Distributions to Shareholders:
   Distributions from realized gains
    Institutional Class/1/...................     (1,481,476)               --         (129,704)
    Investment Class/2/......................       (130,444)               --           (3,729)
                                                ------------       -----------      -----------
Total Distributions..........................     (1,611,920)               --         (133,433)
                                                ------------       -----------      -----------
Capital Share Transactions:
    Proceeds from sales of shares............     24,353,759         4,379,721       20,187,420
    Dividend reinvestments...................      1,495,865                --          132,609
    Cost of shares redeemed..................    (14,978,956)       (9,150,944)      (3,548,982)
                                                ------------       -----------      -----------
Net Increase (Decrease) in Net Assets
    Resulting from Capital Share
     Transactions............................     10,870,668        (4,771,223)      16,771,047
                                                ------------       -----------      -----------
Total Increase in Net Assets.................     22,914,102         2,983,821       12,113,332
Net Assets:
  Beginning of period........................     18,383,153        15,399,332        3,286,000
                                                ------------       -----------      -----------
  End of period..............................   $ 41,297,255       $18,383,153      $15,399,332
                                                ============       ===========      ===========

------------------------------------------------------------------------------
/1/On February 28, 2000 the Institutional Shares were renamed the Institutional
   Class.
/2/On February 28, 2000 the Service Shares were renamed the Investment Class.



See Notes to Financial Statements.
------------------------------------------------------------------------------

Micro Cap
------------------------------------------------------------------------------
Financial Highlights


 INSTITUTIONAL CLASS/3/                                                                               For the Period
                                                     For the    For the eleven             For the     Dec. 18, 1996/2/
                                                  year ended      months ended          year ended           through
                                              Sept. 30, 2000    Sept. 30, 1999       Oct. 31, 1998     Oct. 31, 1997
Per Share Operating Performance:
Net Asset Value, Beginning of Period............    $  16.16           $  9.90             $ 12.62            $10.00
                                                    --------           -------             -------            ------
Income from Investment Operations:
   Expenses in excess of income.................       (0.14)            (0.14)              (0.05)            (0.04)
   Net realized and unrealized gain
    (loss) on investment........................        9.91              6.40               (2.18)             2.66
                                                    --------           -------             -------            ------
Total from Investment Operations................        9.77              6.26               (2.23)             2.62
                                                    --------           -------             -------            ------
Distributions to Shareholders:
   Realized capital gain from investment
    transactions................................       (1.41)               --               (0.49)               --
                                                    --------           -------             -------            ------
Total Distributions.............................       (1.41)               --               (0.49)               --
                                                    --------           -------             -------            ------
Net Asset Value, End of Period..................    $  24.52           $ 16.16             $  9.90            $12.62
                                                    ========           =======             =======            ======
Total Investment Return.........................       64.49%            63.23%             (18.16)%           26.20%
Supplemental Data and Ratios:
Net Assets at End of Period
   (000 omitted)................................    $ 36,745           $17,000             $14,363            $3,276
Ratio of Expenses to
   Average Net Assets...........................        1.49%             1.49%/1/            1.49%             1.63%/1/
Ratio of Expenses in Excess of Investment
   Income to Average Net Assets.................       (0.78)%           (1.07)%/1/          (0.75)%           (0.49)%/1/
Ratio of Expenses to Average
   Net Assets (Excluding Expense
    Limitations)................................        2.30%             3.00%/1/            2.59%             3.39%/1/
Ratio of Expenses in Excess of Investment
   Income to Average Net Assets
   (Excluding Expense Limitations)..............       (1.59)%           (2.58)%/1/          (1.85)%           (2.25)%/1/
Portfolio Turnover..............................         137%              115%                 85%              272%

------------------------------------------------------------------------------
/1/Annualized.
/2/Inception Date.
/3/On February 28, 2000 the Institutional Shares were renamed the Institutional
   Class.





See Notes to Financial Statements.
------------------------------------------------------------------------------

Micro Cap
------------------------------------------------------------------------------
Financial Highlights


INVESTMENT CLASS/3/                                                                                   For the Period
                                                     For the    For the eleven             For the     Aug. 21, 1997/2/
                                                  year ended      months ended          year ended           through
                                              Sept. 30, 2000    Sept. 30, 1999       Oct. 31, 1998     Oct. 31, 1997
Per Share Operating Performance:
Net Asset Value, Beginning of Period............      $16.12            $ 9.88             $ 12.62            $12.12
                                                      ------            ------             -------            ------
Income from Investment Operations:
   Expenses in excess of income.................       (0.14)            (0.14)              (0.06)            (0.02)
   Net realized and unrealized gain
    (loss) on investment........................        9.79              6.38               (2.19)             0.52
                                                      ------            ------             -------            ------
Total from Investment Operations................        9.65              6.24               (2.25)             0.50
                                                      ------            ------             -------            ------
Distributions to Shareholders:
   Realized capital gain from investment
    transactions................................       (1.41)               --               (0.49)               --
                                                      ------            ------             -------            ------
Total Distributions.............................       (1.41)               --               (0.49)               --
                                                      ------            ------             -------            ------
Net Asset Value, End of Period..................      $24.36            $16.12             $  9.88            $12.62
                                                      ======            ======             =======            ======
Total Investment Return.........................       63.87%            63.16%             (18.33)%            3.87%
Supplemental Data and Ratios:
Net Assets at End of Period
   (000 omitted)................................      $4,552            $1,383             $ 1,036            $   10
Ratio of Expenses to
   Average Net Assets...........................        1.74%             1.74%/1/            1.74%             1.74%/1/
Ratio of Expenses in Excess of Investment
   Income to Average Net Assets.................       (1.05)%           (1.29)%/1/          (0.98)%           (1.15)%/1/
Ratio of Expenses to Average
   Net Assets (Excluding Expense
    Limitations)................................        2.55%             3.25%/1/            2.68%             3.52%/1/
Ratio of Expenses in Excess of Investment
   Income to Average Net Assets
   (Excluding Expense Limitations)..............       (1.86)%           (2.80)%/1/          (1.92)%           (2.93)%/1/
Portfolio Turnover..............................         137%              115%                 85%              272%

------------------------------------------------------------------------------
/1/Annualized.
/2/Inception Date.
/3/On February 28, 2000, the Service Shares were renamed the Investment Class.





See Notes to Financial Statements.
------------------------------------------------------------------------------

Micro Cap
------------------------------------------------------------------------------
Notes to Financial Statements

Note 1--Organization and Significant Accounting Policies

A. Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of fourteen separate investment portfolios (collectively, the "Funds"). The accompanying financial statements and notes thereto relate to Micro Cap (the "Fund"), formerly Morgan Grenfell Microcap Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

B. Valuation of Securities

Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the Investment Adviser, reflect market value are valued at fair value using methods determined in good faith by the Board of Trustees.

C. Securities Transactions and Interest Income

Securities transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. Distributions

It is the Fund's policy to declare dividends daily and pay them monthly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E.Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of a default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

F. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of September 30, 2000 have been primarily attributable to certain net operating losses, redemption-in-kind transactions and the utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax



------------------------------------------------------------------------------

Micro Cap
------------------------------------------------------------------------------
Notes to Financial Statements


purposes, have been reclassified to the following accounts:

                 Undistributed      Accumulated
                Net Investment     Net Realized      Paid-in
Fund             Income (Loss)   Gains (Losses)      Capital
----           ---------------   --------------      -------
Micro Cap             $238,223      $(2,846,945)  $2,608,722

G. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Deutsche Asset Management Inc. ("DeAM, Inc."), formerly Morgan Grenfell Inc. (the "Administrator"), an affiliate of Deutsche Bank AG, pursuant to which the Administrator will receive, on a monthly basis, a fee at an annual rate of 0.22% based upon the average daily net assets of the Fund. The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. The Trust has entered into an agreement with Investment Company Capital Corp., an indirect wholly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust.

Under the advisory agreement with the Trust, DeAM, Inc. serves as the Investment Advisor ("Investment Advisor") for the Fund. Under the agreement, DeAM receives on a monthly basis, a fee at an annual rate of 1.50% of the Fund's average daily net assets.

The Investment Advisor has voluntarily agreed to reduce its investment advisory fees and/or reimburse the Fund through January 31, 2000 to the extent necessary to limit the Fund's operating expenses to 1.49% of the average daily net assets for the Institutional Class and 1.74% of the average daily net assets for the Investment Class.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Investment Adviser.

ICC Distributors Inc. provides distribution services to the Fund.

The Trust, on behalf of the Fund, has adopted a service plan pursuant to which the Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in the Investment Class.

At September 30, 2000 the Fund was a participant in a revolving credit facility in the amount of $50,000,000 which expires on February 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this fund under the credit facility for the year ended September 30, 2000.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2000, were $47,774,862 and $36,916,624, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 2000 was $26,822,898. The aggregate gross unrealized appreciation was $11,552,173 and the aggregate gross unrealized depreciation was $1,296,513 for all investments as of September 30, 2000.





------------------------------------------------------------------------------

Micro Cap
------------------------------------------------------------------------------
Notes to Financial Statements


Note 4--Capital Share Transactions

At September 30, 2000, there were an unlimited number of shares authorized. Transactions in shares during the year were as follows:

                                                              For the Eleven
                                       Year Ended               Months Ended                   Year Ended
                               September 30, 2000         September 30, 1999             October 31, 1998
                           ----------------------      ---------------------       ----------------------
                           Shares          Amount      Shares         Amount       Shares          Amount
                           ------          ------      ------         ------       ------          ------
Institutional Class
Shares Sold               963,575    $ 20,604,123     298,149    $ 3,848,230    1,444,154     $18,023,858
Reinvestment of
  Distributions            81,421       1,365,424          --             --       11,373         128,979
Shares Redeemed          (597,968)    (13,186,262)   (697,276)    (8,514,681)    (264,431)    $(2,784,723)
                         --------    ------------    --------    -----------    ---------     -----------
Net Increase
  (Decrease)              447,028    $  8,783,285    (399,127)   $(4,666,451)   1,191,096     $15,368,114
                         ========    ============    ========    ===========    =========     ===========
Investment Class
Shares Sold               177,350    $  3,749,636      36,267    $   531,491      168,183     $ 2,163,562
Reinvestment of
  Distributions             7,806         130,441          --             --          320           3,630
Shares Redeemed           (84,046)     (1,792,694)    (55,428)      (636,263)     (64,347)       (764,259)
                         --------    ------------    --------    -----------    ---------     -----------
Net Increase
  (Decrease)              101,110    $  2,087,383     (19,161)   $  (104,772)     104,156     $ 1,402,933
                         ========    ============    ========    ===========    =========     ===========



------------------------------------------------------------------------------

Micro Cap
------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Trustees and Shareholders of Morgan Grenfell Micro Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Micro Cap Fund (one of the funds comprising the Morgan Grenfell Investment Trust, hereafter referred to as the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 8, 2000





------------------------------------------------------------------------------
Tax Information (Unaudited) For the Tax Year Ended September 30, 2000

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund hereby designates the following earned amount as 20% rate capital gain dividends for the fiscal year ended September 30, 2000, $2,263,585.

Of the ordinary income distributions made during the fiscal year ended September 30, 2000, 3.36% qualifies for the dividends received deduction available to corporate shareholders.





------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                Deutsche Asset Management Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121-9210
or call our toll-free number:   1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Micro Cap

Investment Class                                      CUSIP #61735K778
Institutional Class                                          61735K786
                                                      MICROANN (09/00)

Distributed by:
ICC Distributors, Inc.